Exhibit 99.1

AI Financial Corporation (Formerly ALT5 Sigma) Begins Trading Under New Nasdaq Ticker Symbol “AIFC”

Ticker change reflects the Company’s continued evolution across payments, tokenization, and AI-driven infrastructure

LAS VEGAS, NV — April 29, 2026 — AI Financial Corporation (NASDAQ: AIFC) (FRA:5AR1) (“AiFi” or the “Company”), formerly ALT5 Sigma Corporation (NASDAQ: ALTS), a fintech company providing blockchain-powered payment, trading, and settlement infrastructure for digital assets, today announced that its common stock will begin trading under its new corporate name and Nasdaq ticker symbol, AIFC, effective at the open of market trading today, Wednesday, April 29, 2026.

The Company’s common stock ceased trading under the ticker symbol ALTS following after-market trading on Tuesday, April 28, 2026, and now trades under the new ticker symbol AIFC. The Company will continue to trade on The Nasdaq Stock Market without interruption, and the CUSIP number associated with its common stock will remain unchanged. The Company’s Frankfurt ticker symbol, 5AR1, will remain unchanged. No action is required by existing stockholders.

The name change reflects the Company’s continued evolution toward a broader financial platform that will be designed to support increasingly programmable and automated financial activity.

Tony Isaac, President and Chief Executive Officer, stated:

“Today marks an important milestone as we begin trading as AI Financial Corporation under our new Nasdaq ticker symbol, AIFC. Our focus has been on building a strong operating foundation across payment processing, trading, and settlement. AiFi represents the next step in that evolution, positioning the Company to evaluate opportunities at the intersection of payments, tokenization, and AI.”

About AI Financial Corporation (AiFi)

AI Financial Corporation (Nasdaq: AIFC) is a fintech company providing global payments, trading, and settlement infrastructure for digital assets, including solutions that support crypto-to-fiat and fiat-to-crypto transactions. Built on infrastructure that has processed more than $8 billion in cumulative transaction volume since inception, AiFi serves institutional and enterprise clients across the evolving digital financial ecosystem. The Company is focused on expanding its platform capabilities to support emerging forms of financial activity, including tokenization, software-driven financial systems, and AI-enabled applications and autonomous transaction infrastructure.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other applicable securities laws. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance and may include statements regarding the Company’s strategic direction, the expected benefits of the corporate name and ticker symbol change, and potential future initiatives.

In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “potential,” “continue,” or the negative of these terms or other comparable terminology. These statements are based on management’s current expectations, assumptions, and beliefs, and are subject to a number of risks, uncertainties, and other factors that could cause actual results to differ materially from those described in the forward-looking statements.

These risks and uncertainties include, but are not limited to: the availability of capital to support future development; the Company’s ability to develop, acquire, or integrate new technologies; the Company’s ability to execute on its strategy under its new corporate identity and ticker symbol; changes in market conditions; regulatory developments affecting the Company’s business; and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and subsequent filings.

Forward-looking statements relating to potential future platform capabilities, including those associated with tokenized assets and on-chain financial infrastructure, are subject to ongoing evaluation. The Company does not currently offer certain of these capabilities within its commercial platform, and there can be no assurance that such capabilities will be successfully developed or implemented.

Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Investor Relations

Gateway Group, Inc.

Phone: +1 (949) 574-3860

Email: AIFC@gateway-grp.com